SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934

                      PennFirst Bancorp, Inc.
                      -----------------------
          (Exact name of registrant as specified in its charter)


PENNSYLVANIA                     0-19345                       25-1659846
------------                     -------                       ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                        Identification No.)


600 LAWRENCE AVENUE
ELLWOOD CITY, PENNSYLVANIA                                    16117
--------------------------                                    -----
(Address of principal executive offices)                      (Zip Code)


                              (412) 758-5584
                              --------------
         (Registrant's telephone number, including area code)

                           NOT APPLICABLE
                           --------------
(Former name, former address and former fiscal year, if changed since last report)

                    Exhibit Index appears on page 2.

PennFirst Bancorp, Inc.
Form 8-K
Page 2



ITEM 5.   OTHER EVENTS

        The information to be reported herein is incorporated by reference from the press release, dated June 18, 1997, filed as Exhibit 1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) NOT APPLICABLE

     (b) NOT APPLICABLE

     (c) EXHIBITS

         1      Press Release dated June 18, 1997.

PennFirst Bancorp, Inc.
Form 8-K
Page 3


                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PENNFIRST BANCORP, INC.
                             (Registrant)



Date:  June 18, 1997     By: /S/ CHARLOTTE A. ZUSCHLAG
                             -------------------------
                             Charlotte A. Zuschlag
                             President and Chief Executive Officer
                             (Principal Executive Officer)